Ex. 99.7

U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204

317 / 226-6101
Fax 317 / 226-6356

Office of the United States Trustee - Region 10
Indianapolis, Indiana

Monthly Report
for
Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of the month following the end of the calendar month covered by this report.

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

For the month ended: May 31, 2005

Case Number: 03-17287-AJM-11 through 03-17292-AJM-11

Date Bankruptcy filed: September 16, 2003

Required Documents	ATTACHED	Previously SUBMITTED
1. Monthly Income Statement (P&L1)	X	
2. Monthly Cash Flow Report (CF1; 3 pages)	X	
3. Statement of Operations (Oprept)	X	
4. Other reports/documents as required by the U.S. Trustee	N/A	

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By: Horace Ward

Dated: June 13, 2005

Title: Bankruptcy Administrative Officer of the Debtors and Disbursing Agent under the Debtors' Plan of Liquidation

Debtor's telephone number: 205-422-9726

Reports Prepared by: Horace Ward
(Name)

Bankruptcy Administrative Officer of the Debtors and Disbursing Agent under the Debtors' Plan of Liquidation
(Title)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY INCOME STATEMENT

As of May 31, 2005

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

	Current Month	Year-to-Date
INCOME		
Gross receipts or sales	-	-
Less: Returns or allowances	-	-
Cost of Goods		
Beginning inventory	-	
Purchases	-	
Other costs (factory labor and overhead)	-	
Less: Ending inventory	-	
Cost of goods sold	-	-
Gross profit	-	-
Interest	15,871	38,039
Rents	-	-
Gain (loss) from sale of property	-	-
Other income	31	13,900
Total income	15,902	51,939
GENERAL AND ADMINISTRATIVE EXPENSES		
Compensation of officers	-	-
Salaries and wages	11,000	55,000
Repairs and maintenance (warranty expense)	-	-
Factory equipment rental	-	7,838
Supplies	55	874
Bad debts	-	-
Bank fees	1,000	5,838
Payroll taxes	842	4,929
Other taxes (property tax)	-	-
Interest expense	-	-
Stockholder services	1,765	10,846
Insurance	-	4,692
Travel and entertainment	798	4,114
Utilities and telephone	313	10,126
Professional and legal	58,425	450,030
Other expenses (Lease payments)	9,143	21,143
Other expenses (Employee benefit cost)	(163)	655
Other expenses (UAW retiree payments)	71,016	71,016
Other expenses (PBGC admin payment)	44,000	44,000
Other expenses (Federal income tax refund)	-	(1,025,062)
Other expenses (Record storage rental)	-	985
Other expenses (Trustee fees)	-	11,500
Other expenses (State tax refund)	(13,592)	(13,592)
Other expenses (UNARCO enviro. expense)	-	543,547
Other expenses (Collection agcy, payroll serv.)	150	1,732
Total expenses	184,752	210,211
Net profit (loss)	(168,850)	(158,272)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

For the month ended May 31, 2005

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number: 03-17287-AJM-11 through 03-17292-AJM-11

Reconciled bank balance and cash on hand from last month (if this is the first report, insert the cash balance as of the petition date)		4,125,665
CASH RECEIPTS		
From cash sales/receipts	-	
From collection of pre-petition accounts receivable	-	
From collection of post-petition accounts receivable	12,500	
From loans	-	
From contributions to capital or from gifts	-	
Other receipts (Receipt on note receivable)	-	
Other receipts (Recovery of preferential transfers)	900	
Other receipts (Receipt from Mexico - restricted funds)	-	
Other receipts (Interest earned)	15,871	
Other receipts (Recovery of deposit)		
Other receipts (Federal income tax refund)	-	
Other receipts (PA income tax refund)	13,592	
Other receipts (Miscellaneous income)	194	
TOTAL RECEIPTS (Do not include beginning bank balance)		43,057
CASH DISBURSEMENTS		
Inventory purchases	-	
* Net payments to officers/owners	-	
* Net payments to other employees	8,454	
Rent payments	-	
Lease payments (Hewlett-Packard administrative claim)	9,143	
Adequate protection payments	-	
Insurance	-	
Utilities/telephone	313	
** Tax payments	3,388	
Supplies	55	
Outside labor	-	
Travel/entertainment	798	
*** Payments to attorneys	58,425	
*** Payments to accountants	-	
*** Payments to other professionals	-	
U.S. Trustee quarterly fee	-	
Priority unsecured claim payments	708,107	
General unsecured claim payments	1,461,443	
Other expenses (PBGC administrative claim)	44,000	
Other expenses (Payroll error to be refunded in June)	4,562	
Other expenses (Stockholder services)	1,765	
Other expenses (Bank fees)	1,000	
Other expenses (Collection agency, payroll service)	150	
TOTAL DISBURSEMENTS		2,301,603
NET CASH FLOW (Total receipts minus total disbursements)		(2,258,546)
Bank balance and cash on hand at the end of the month (beginning balance + cash receipts - cash disbursements)		1,867,119

* This figure is the actual cash paid. i.e. gross payroll less taxes withheld

** This figure come from page 2 of this form

*** Attach a copy of the court order authorizing such payments

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

For the month ended May 31, 2005

STATUS OF TAXES

	BEGINNING *TAX LIABILITY	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL				
** Withholding	$ -	$ 1,218	$ 1,218	$ -
** FICA - employee	-	842	842	-
** FICA - employer	-	842	842	-
Unemployment	-	-	-	-
Income	-	-	-	-
Other - list	-	-	-	-
a. Subtotal	$ -	$ 2,902	$ 2,902	$ -
STATE AND LOCAL				
Withholding	$ -	$ 486	$ 486	$ -
Sales	-	-	-	-
Excise	-	-	-	-
Unemployment	-	-	-	-
Other	-	-	-	-
Real property	-	-	-	-
Personal property	-	-	-	-
Other - list	-	-	-	-
b. Subtotal	$ -	$ 486	$ 486	$ -

TOTAL TAXES PAID - from a. and b. above $ 3,388
(this sum is to be listed on page 1, as tax payments)

Explain the reason for any past due post-petition taxes:

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, this should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payments or deposits.

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT - SUPPLEMENTAL

For the month ended May 31, 2005

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

CASH DISBURSEMENTS - SUPPLEMENTAL

Case No.	Debtor Name	Cash Disbursements	
03-17287-AJM-11	ROHN Industries, Inc.	$	1,476,929
03-17288-AJM-11	ROHN Construction, Inc.		137,526
03-17289-AJM-11	ROHN Enclosures, Inc.		-
03-17290-AJM-11	ROHN, Inc.		289,668
03-17291-AJM-11	ROHN Installation Services, Inc.		4,123
03-17292-AJM-11	ROHN Products, Inc.		393,357
	Total Disbursements	$	2,301,603

OFFICE OF THE U.S. TRUSTEE - REGION 10

AGING SCHEDULES FOR RECEIVABLES & PAYABLE

For the month ended May 31, 2005

ACCOUNTS RECEIVABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days	616,063
Pre-petition	$ -	$ -	$ -	$ 1,931,027	
Post-petition	-	-	-	603,563	
Totals	$ -	$ -	$ -	$ 2,534,590	$ 2,534,590 (grand total)

ACCOUNTS PAYABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days	
Post-petition only	$ -	$ -	$ -	$ -	$ - (grand total)

NOTES OR LEASES PAYABLE OR ADEQUATE PROTECTION AGREEMENTS (Post-petition only)	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days
List Creditor/Lessor				

POST PETITION BANK

Bank Name	Account Type	Account Number	Beginning Balance	Ending Balance
LaSalle National Bank	Control Disbursement	5590017173	$ (117,654)	$ (174,294)
	Mexico funds (restricted - Mexico use)	5590017173	$ 81,835	$ 81,835
	Deposits received (on utility billings)	5590017173	$ 50,875	$ 50,875
	Lockbox	5800127531	$ -	$ -
	CD Investments (short - term)	Various	$ 2,404,083	$ 1,500,000
Regions (Union Planters) Bank	Unclaimed Distribution Reserve	169404	$ 500	$ 8,323
	CD Investments (short - term)	Various	$ -	$ -
	Disputed tax claims reserve		$ 1,405,810	$ 100,000
	Disputed general unsecured claims reserve		$ 182,655	$ 182,655
	Disputed administrative claims reserve		$ 117,561	$ 117,725

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204

317 / 226-6101
Fax 317 / 226-6356

Office of the United States Trustee - Region 10
Indianapolis, Indiana

Statement of Operations
For the Month ended May 31, 2005

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number: 03-172887-AJM-11 through 03-17292-AJM-11

1. **What efforts have been made toward the presentation of a plan to creditor?**

   On November 23, 2004, the United States Bankruptcy Court for the Southern District of Indiana entered an Order *Under 11 U.S.C. §§ 1129(a) and (b) and Fed.R.Bankr.P. 3020 Confirming Debtors' Plan of Liquidation, as Immaterially Modified and Substantively Consolidating the Debtors' Estates.* Pursuant to this Order, the Plan of Liquidation proposed by the Debtors has been approved and the Debtors' estates have been substantively consolidated. On December 28, 2004, the Effective Date of the Debtors' Plan of Liquidation occurred.

2. **Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?**

   ____ NO

   _X_ YES - If yes, then identify to whom the payment was made, the date paid and the amount(s). (detail regarding these payments is set forth in the prior Monthly Operating Reports filed in the Debtors' cases)

3. **Provide a brief narrative covering any significant events which occurred this past month.**

   Pursuant to the Plan confirmed in the Debtors' cases, the Disbursing Agent appointed under the Plan made interim distributions of cash to holders of allowed administrative claims, priority unsecured claims and general unsecured claims. As a part of the interim distributions, holders of allowed administrative claims and priority unsecured claims received full payment of such allowed claims. A pro rata payment of 10% was distributed on account to holders of allowed general unsecured claims.

4. **List the face value of accounts receivable as of the date that the bankruptcy was filed: $ 9,616,327.18*. What amount of these receivables is considered uncollectible? $ 1,890,615 (over 90 days)*.**

* Certain construction related customers have a claimed right to withhold payment to the estate and pay certain vendors directly. The impact of this has not been reflected here or in accounts payable.

5. **If assets have been sold this month in other than the ordinary course of business, provide the following information:**

   a. **asset(s) sold:** $ -

   b. **date of sale:** ____________

   c. **sales price:** $ -

   d. **net amount received:** $ -

6. **List payments made to principals, executives or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)**

Payee Name	Position	Amount	Explanation
N/A			
N/A			

7. **Schedule of insurance coverage.**

Type of Policy	Expiration Date
Filed 12/31/03	

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place.

No

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate.

The Company has obtained coverage through the June 30, 2005 for general liability, workers compensation, umbrella liability and automobile liability.

8. **Schedule of changes in personnel.**

	Full Time	Part Time
a. **Total number of employees at beginning of this period. (April 30, 2005)**	2	2
b. **Number hired during this period.**	0	0
c. **Number terminated or resigned.**	0	1
d. **Total number of employees on payroll at the end of the period. (May 31, 2005)**	2	1